UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

July 13, 2021

Date of Report (Date of earliest event reported)

HIRU Corp.

(Exact name of registrant as specified in its charter)

Georgia	001-13226	58-1861457
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3331 North 35th Avenue Phoenix, Arizona	85017
(Address of principal executive offices)	(Zip Code)

(928) 208-4486

Registrant’s telephone number, including area code

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
N/A	N/A	N/A

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year

Hiru Corporation (the “Company”) will be amending its articles of incorporation to lower its authorized Common Stock from 4,995,000,000 shares to 2,000,000,000 shares. On July 13, 2021, the Company issued a press release which it is attached as Exhibit 99.1 to this current report.

Item 9.01 Financial Statements and Exhibits

(d) Exhibits.

Exhibit 99.1         Press Release dated July 13, 2021, titled “Hiru Corporation – “Lowering of Authorized Common Stock”

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HIRU Corp.
DATE: July 21, 2021	By:	/s/ Kathryn Gavin
	Name:	Kathryn Gavin
	Title:	President and Chief Operating Officer